UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2008

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Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE		19803
(Address of principal		(Zip code)
executive offices)

Registrant's telephone number, including area code: (302) 691-6189

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Loan and Security Agreement

     On September 12, 2008, Lyris, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiaries Commodore Resources (Nevada), Inc. and Lyris Technologies Inc. (collectively, the “Borrowers”) obtained from Comerica Bank (the “Bank”) a waiver to a violation of the financial covenant contained in Section 6.7(b)(ii) (the “Waiver”) of the Amended and Restated Loan and Security Agreement, dated March 6, 2008, by and among the Bank and the Borrowers, as amended by the First Amendment to the Amended and Restated Loan and Security Agreement, dated July 30, 2008, by and among the Bank and the Borrowers (the “Credit Agreement”).

     During the course of the Company’s year end audit, the Company’s independent auditors requested and the Company agreed to make certain accounting entries to reverse the sale of a software license that had been accounted for in a prior period and had become the subject of a dispute with a single customer. The effect was to reduce the Company’s EBITDA, which is the earnings of the Borrowers before interest, taxes, depreciation, amortization and non-cash stock compensation expenses plus any cash or non-cash expenses related to discontinued operations (such cash expenses capped at $200,000), to an amount below the amount required by the financial covenant for the quarterly measurement period ending June 30, 2008. The Company’s EBITDA after the accounting entries referred to above was Negative Four Hundred Seventy Eight Thousand Six Hundred Fifteen Dollars (-$478,615) for the quarterly measuring period ending June 30, 2008. The required EBITDA in Section 6.7(b) of the Agreement for the quarterly measuring period ending June 30, 2008 is Negative Four Hundred Thousand Ten Dollars (-410,000).

     The Waiver is specifically limited to the violation for the period described above and does not constitute a waiver, amendment, or forbearance of any other default or event of default that may now exist or may occur after the period with respect to these violations or any other term, condition, or covenant contained in the Agreement.

     The forgoing description of the Waiver is qualified in its entirety by reference to the Waiver, a copy of which is included as exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

10.1	Waiver Letter from Comerica Bank, dated September 12, 2008, related to a violation of Section 6.7(b)(ii) of the Amended and Restated Loan and Security Agreement, dated as of March 6, 2008, by and among Comerica Bank, Lyris, Inc., Lyris Technologies, Inc and Commodore Resources (Nevada), Inc., as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc

By:	/s/ Luis Rivera
Name:	Luis Rivera
Title:	Chief Executive Officer

Date: September 15, 2008